Exhibit 10.9

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT 2 TO THE

COLLABORATION AND OPTION AGREEMENT

THIS AMENDMENT 2 TO THE COLLABORATION AND OPTION AGREEMENT (the “Amendment”) is made and entered into on August 27, 2013 (the “Amendment Date”), by and between OncoMed Pharmaceuticals, Inc. a Delaware corporation located at 800 Chesapeake Drive. Redwood City, California 94063. United States of America (“OncoMed”), and Bayer Pharma AG, a German corporation located at Müllerstrasse 178, 13353 Berlin, Germany which previously acted under the name Bayer Schering Pharma AG (“BSP”). OncoMed and BSP are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, OncoMed and BSP entered into a Collaboration and Option Agreement effective as of June 15, 2010 and amended as of August 1, 2012 (as amended, the “Agreement”) pursuant to which they agreed to collaborate to discover and develop biologic and small molecule compounds directed to targets within the Wnt cellular pathway;

WHEREAS, pursuant to Section 6.3.1 and Exhibit 6.3.1 of the Agreement, a milestone payment is due to OncoMed upon achievement of both the completion of dose escalation in the first Phase I Trial for the 18R5 Collaboration Compound and the Parties’ agreement on the design of a Phase I Trial extension cohort for the 18R5 Collaboration Compound (the “Milestone Payment”);

WHEREAS, the Parties originally jointly agreed on the design of a dose escalation study in a first Phase I Trial of the 18R5 Collaboration Compound (the “First Escalation Study”), in which subjects would receive varying doses of the 18R5 Collaboration Compound up to a specified maximum dose (the “Original Maximum Dose”);

WHEREAS, the Parties have jointly agreed on the design of the Phase Ib Trials of the 18R5 Collaboration Compound;

WHEREAS, the Parties have agreed to initiate [***] while continuing [***] to explore further [***];

WHEREAS, OncoMed is not obligated under the Agreement to [***], but OncoMed is willing to do so as long as it is paid the Milestone Payment upon completion of dosing of subjects in the First Escalation Study up to, and including, the Original Maximum Dose and the Parties’ agreement on the design of the Phase Ib Trials;

WHEREAS, the Parties therefore desire to modify the timing of certain payment terms under the Agreement relating to the 18R5 Class; and

WHEREAS, the Parties desire to clarify BSP’s right to conduct development and commercialization of [***].

AMENDMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth below, the Parties agree as follows:

1. Any capitalized terms used in this Amendment shall have the meaning set forth in the Agreement, unless otherwise defined herein.

2. The Milestone Payment, in the amount of USD 10 million as set forth in Exhibit 6.3.1, shall be payable with respect to the 18R5 Collaboration Compound pursuant to Section 6.3.1 upon achievement of (i) completion of dosing in the First Escalation Study up to, and including, the Original Maximum Dose, and (ii) the Parties’ agreement on the design of the Phase Ib Trials;

3. [***].

4. [***] shall be deleted from Exhibit 1.114 and Exhibit 1.114 shall be replaced by the restated version attached to this Amendment. For clarity. BSP shall not use any Assay Technology or OncoMed Intellectual Property in connection with the research, development, manufacturing or commercialization of any products directed against [***], or any products useful as biomarkers or assays to detect [***] expression or activity, alone or in connection with [***]-targeted therapies.

5.	All other terms and conditions of the Agreement shall remain in full force and effect.

6. This Amendment maybe executed in counter-parts with the same effect as if both Parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. Signatures to this Amendment transmitted by facsimile, by email in “portable document format” (“.pdf”), or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Amendment shall have the same effect as physical delivery of the paper document bearing original signature.

7. This Amendment, together with all Exhibits hereto and the Agreement and all Exhibits thereto, constitutes the entire agreement between the Parties as to the subject matter of this Amendment, and supersedes and merges all prior and contemporaneous negotiations, representations, agreements and understandings regarding the same.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective duly authorized officers as of the Effective Date.

ONCOMED PHARMACEUTICALS, INC.		BAYER PHARMA AG

By:	/s/ Paul J. Hastings	By: ppa.	/s/ Andreas Busch
Name: Paul J. Hastings		Name: Prof. Dr. Andreas Busch
Title: President and CEO		Title: Head of Global Drug Discovery

		By: i.V.	/s/ Bertolt Kreft
Name: Dr. Bertolt Kreft
Title: Immunotherapy & Anti-body-Drug Conjugates

Exhibit 1.114

Pathway

[***] the Wnt pathway:

1. [***]

2. [***]

3. [***]

4. [***]

5. [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.